                      Registration Nos. 033-10992/811-4998

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 15                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

         Amendment No. 19                                         /X/

                       T. ROWE PRICE SPECTRUM FUND, INC.
                       ---------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

            Approximate Date of Proposed Public Offering May 1, 2000
                                                         -----------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/X/      On May 1, 2000, pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      On (date), pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                                                     May 1, 2000
T. ROWE PRICE


Spectrum Funds


 Three broadly diversified growth, income, and international funds that invest in other T. Rowe Price funds.
TROWEPRICELOGO
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Spectrum Fund, Inc.
  Spectrum Growth Fund
  Spectrum Income Fund
  Spectrum International Fund
Prospectus

May 1, 2000

              ABOUT THE FUNDS
1
              Objective, Strategy, Risks, and Expenses     1

              ------------------------------------------------
              Other Information About the Funds            7

              ------------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                 8
              Sale Proceeds
              ------------------------------------------------
              Distributions and Taxes                      9

              ------------------------------------------------
              Transaction Procedures and                  12
              Special Requirements
              ------------------------------------------------


              MORE ABOUT THE FUNDS
3
              Organization and Management                 15

              ------------------------------------------------
              Understanding Performance Information       18

              ------------------------------------------------
              Special Risks and Considerations            20

              ------------------------------------------------
              Description of Underlying Funds             21

              ------------------------------------------------
              Investment Policies of the Spectrum Funds   23

              ------------------------------------------------
              Investment Policies and Practices of the    24
              Underlying Funds
              ------------------------------------------------
              Financial Highlights                        24

              ------------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                        28
              and Transaction Information
              ------------------------------------------------
              Opening a New Account                       28

              ------------------------------------------------
              Purchasing Additional Shares                30

              ------------------------------------------------
              Exchanging and Redeeming                    30

              ------------------------------------------------
              Rights Reserved by the Funds                32

              ------------------------------------------------
              Information About Your
                                                          33
              Services
              ------------------------------------------------
              T. Rowe Price
                                                          35
              Brokerage
              ------------------------------------------------
              Investment Information                      36

              ------------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $179.9 billion for more than eight million individual and institutional investor accounts as of December 31, 1999.



 Rowe Price-Fleming International, Inc. (Price-Fleming) was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1999, Price-Fleming managed $42.6 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation.

   Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

   Spectrum International Fund seeks long-term capital appreciation.


 What is each fund's principal investment strategy?

   Each fund can diversify its assets widely among a set of T. Rowe Price mutual funds representing specific market segments. Each Spectrum Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments.

   Spectrum Income may invest in five domestic bond funds, two international bond funds, a money market fund, and one income-oriented stock fund.

   Spectrum Growth may invest in seven domestic equity funds, one international stock fund, and a money market fund.

   Spectrum International may invest in four developed market equity funds, three emerging markets equity funds, two international bond funds, and a money market fund.

   Within the ranges shown in the next table, managers decide how much of each fund's assets to allocate to underlying fund investments based on their outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

   Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. ROWE PRICE                                 2

 Table 1  Asset Allocation Ranges for Underlying Funds
  Spectrum                                             Investment   Spectrum              Investment   Spectrum                  Inv
  Income Fund                                          Range        Growth Fund           Range        International Fund        Ran
  Emerging Markets Bond                                 0 - 10%     Blue Chip Growth       5 - 20%     Emerging Markets Bond   0 - 1
                                                                                                       Emerging Markets Stock  0 - 2
  Equity Income                                        10 - 25      Equity Income        7.5 - 22.5
  GNMA                                                  5 - 20      Growth & Income      7.5 - 22.5    European Stock          0 - 3
  High Yield                                           10 - 25      Growth Stock           5 - 20      International Bond      0 - 2
  International Bond                                    5 - 20      International Stock   10 - 25      International Discovery 0 - 2
  New Income                                           15 - 30      Mid-Cap Value          0 - 15      International Stock    35 - 6
  Short-Term Bond                                       0 - 15      New Era                0 - 15      Japan                   0 -30
  Summit Cash Reserves                                  0 - 25      New Horizons          10 - 25      Latin America           0 -15
                                                                    Summit Cash
  U.S. Treasury Long-Term                               0 - 15      Reserves             0   - 25      New Asia                0 -20
                                                                                                       Summit Cash Reserves    0 -25
 -----------------------------------------------------------------------------------------------------------------------------------



  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   Each Spectrum Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the fund's overall price swings. However, the funds' share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. Spectrum Income should experience lower price volatility than the equity-focused funds, Spectrum Growth and Spectrum International. Each fund carries some particular risk considerations:

   Spectrum Income
   This fund's share price will typically move in the opposite direction of U.S. interest rates, so a rise in rates, or interest rate risk, represents the most important source of risk. There is also exposure to credit risk: corporate bond holdings in the underlying funds may have their credit ratings downgraded or they may default. Such events could reduce the fund's share price and income level. Credit risk for the fund increases to the extent it invests in high-yield ("junk") bonds, primarily through the High Yield Fund. The fund is exposed to the risks of international investing to the extent it invests overseas, primarily through the International Bond Fund. For example, weakening foreign currencies versus the U.S. dollar would typically reduce returns from bonds denominated in other currencies. In addition, emerging market bonds are subject to the special political and economic risks of these newly industrialized countries. To the extent that Spectrum Income invests in stocks through the Equity Income Fund, its share price would be hurt by stock market declines.

ABOUT THE FUNDS                               3
   Spectrum Growth
   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which they invest may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the potential growth of underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   In addition to the general stock market risks assumed by the funds held in this portfolio, certain underlying holdings carry additional risks. The fund's investments in small companies, primarily through the New Horizons Fund, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the International Stock Fund, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

   Spectrum International
   This fund is subject to the general stock and bond market risks noted previously. Because it can only invest up to 35% of assets in foreign bond funds, its performance will primarily be influenced by stock fund risks. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. These risks include fluctuations in foreign exchange rates that can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, weakening foreign currencies versus the U.S. dollar would typically lower returns for U.S. investors. Investing in foreign markets may also involve higher costs and lower liquidity. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the fund.

   To the extent that the fund has investments in emerging market countries, primarily through the Emerging Markets Stock, Latin America, or New Asia Funds, it will be more subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the U.S. in terms of wealth and stability, and their financial markets lack liquidity. Therefore, investments in these countries are much riskier than investments in mature markets.

T. ROWE PRICE                                 4
   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

   If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.

   If you would like a one-stop approach to broad diversification and can accept the possibility of share price declines in an effort to achieve long-term capital appreciation and some current income, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

   If you would like a one-stop approach to broad international diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, Spectrum International Fund could be an appropriate part of your overall investment strategy.

   The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

                                         Calendar Year Total Returns

      Fund        "90"   "91"    "92"   "93"    "94"    "95"    "96"    "97"    "98"    "99"
 ---------------------------------------------------------------------------------------------------
  Spectrum
  Income           --   19.64   7.84   12.36   -1.94   19.41    7.64   12.18    6.57    0.26
  Spectrum
  Growth           --   29.87   7.24   20.98    1.40   29.96   20.53   17.40   13.62   21.20
  Spectrum         --      --     --      --      --      --      --    2.42   12.28   39.49
  International
 ---------------------------------------------------------------------------------------------------

ABOUT THE FUNDS                               5
 Spectrum Income   Quarter ended Total return

 Best quarter     3/31/95 6.56%

 Worst quarter    3/31/94 -2.63%



 Spectrum Growth   Quarter ended Total return

 Best quarter     12/31/9818.61%

 Worst quarter    9/30/90 -16.50%



 Spectrum International   Quarter ended Total return

 Best quarter     12/31/9825.04%

 Worst quarter    9/30/98 -13.71%

T. ROWE PRICE                                 6

 Table 2  Average Annual Total Returns
                           Periods ended December 31, 1999
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Spectrum Income Fund    0.26%   9.03%          8.90%              6/29/90
  Salomon Smith Barney
  Broad
  Investment-Grade
  Index                  -0.83    7.73           7.85
  Lipper General Bond
  Funds Average           0.66    8.50           8.22

  Spectrum Growth Fund   21.20   20.42          15.36               6/29/90
  S&P 500 Stock Index    21.04   28.56          18.86
  Lipper Multi-Cap Core
  Fund Index             20.79   23.07          15.97

  Spectrum
  International Fund     39.49      --          17.06              12/31/96
  Combined Index (90%
  MSCI EAFE/ 10% J.P.
  Morgan Non-U.S.
  Dollar Government
  Bond Index)            23.58      --          14.76
  Lipper International   40.80      --          18.30
  Funds Average
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds. The following table provides a range of average weighted expense ratios for each fund. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.


 Table 3  Range of Average Weighted Expense Ratios as of
December 31, 1999
 Spectrum Income   Spectrum Growth   Spectrum International

                                               0.
                        0.70                   7
                       % to 0.              4% to 1.
 0.66% to 0.84%          88%                   1
                                               7%
 ------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the following table uses the midpoints of the ranges to show the expenses you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

ABOUT THE FUNDS                               7

     Fund                    1 year   3 years   5 years   10 years

     Spectrum Income           $77      $240      $417     $  930
                             ---------------------------------------
     Spectrum Growth            81       252       439        978
                             ---------------------------------------
     Spectrum International     98       306       531      1,178
    ---------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The Spectrum Funds offer a professionally managed allocation of assets among a broad range of underlying funds. Because they invest in a variety of underlying funds, each Spectrum Fund's performance could benefit from diversification.

   The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility.

   For example, Spectrum Income Fund invests in funds holding high-quality domestic and foreign bonds, high-yield bonds, short- and long-term securities, and dividend-paying stocks.

   Spectrum Growth Fund invests in funds holding domestic and foreign stocks, small- and large-cap stocks, and growth and value stocks.

   Spectrum International Fund invests in stock and, to a lesser degree, bond funds, which, in turn, have holdings in many different foreign countries, industrialized as well as emerging markets, and in both large and small companies.


 What are the characteristics of the underlying Price funds?

   For details, please see Description of Underlying Funds in Section 3.


 Is there other information I can review before making a decision?

   Be sure to read Special Risks and Considerations, Description of Underlying Funds, Investment Policies of the Spectrum Funds, and Investment Policies and Practices of Underlying Funds in Section 3 for further discussion of the funds' policies.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

ABOUT THE FUNDS                               9
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Spectrum Income Fund dividends
  . The fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE                                 10
  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum Growth Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum International Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains (all funds)
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

ABOUT THE FUNDS                               11
   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   You will not be able to claim a credit or deduction for any foreign taxes paid by the underlying funds.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE                                 12
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

ABOUT THE FUNDS                               13
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases or redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA

T. ROWE PRICE                                 14
   accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   T. Rowe Price Spectrum Fund, Inc. (Spectrum) was incorporated in Maryland in 1987. Currently, Spectrum Fund consists of three series, the Spectrum Income Fund, the Spectrum Growth Fund, and the Spectrum International Fund (collectively referred to as "the funds"), each of which represents a separate class of shares and has different objectives and investment policies. The Spectrum Income and Spectrum Growth Funds were established in 1990, and the Spectrum International Fund was established in 1996.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE                                 16
 Who runs the funds?

   General Oversight
   Spectrum is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects Spectrum officers. The policy of Spectrum is that a majority of the Board members are independent of T. Rowe Price and Price-Fleming. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order ("Order") issued by the Securities and Exchange Commission in connection with the operation of the funds. The Spectrum directors and officers and T. Rowe Price and Price-Fleming also serve in similar positions with most of the underlying funds. Thus, if the interests of one of the Spectrum Funds and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the directors and officers fulfill their fiduciary duties to that Spectrum Fund and the underlying funds. The Spectrum directors believe they have structured each of the Spectrum Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for one of the Spectrum Funds could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or Price-Fleming, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

   Portfolio Management: Spectrum Income and Spectrum Growth Funds
   Spectrum Income and Spectrum Growth Funds have an Investment Advisory Committee with the following members: Edmund M. Notzon, Chairman, Stephen W. Boesel, John H. Laporte, William T. Reynolds, Brian C. Rogers, and M. David Testa. The committee chairman has day-to-day responsibility for managing the Spectrum Income and Spectrum Growth Funds and works with the committee in developing and executing these funds' investment programs. Mr. Notzon has been chairman of the committee since 1998. He has been managing investments since joining T. Rowe Price in 1989.

   Portfolio Management: Spectrum International Fund
   Spectrum International has an Investment Advisory Committee with the following members: John R. Ford, Chairman, M. David Testa, Martin G. Wade, and David J. L. Warren. The committee chairman has day-to-day responsibility for managing this fund and works with the committee in developing and executing the fund's investment program. Mr. Ford has been chairman of the committee since 1996. He joined Price-Fleming in 1982 and has been a portfolio manager since 1984.

ABOUT THE FUNDS                               17
   Management of the Underlying Funds
   T. Rowe Price serves as investment manager to all of the underlying domestic funds. Price-Fleming serves as investment manager to all of the underlying international funds. Each manager is responsible for selection and management of the underlying funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited partnerships and other mutual funds.

   Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
   T. Rowe Price and Robert Fleming Holdings Limited (Flemings). Flemings is a diversified investment organization that participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873.

   T. Rowe Price, Flemings, and Jardine Fleming Group Limited (Jardine Fleming) are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming. Jardine Fleming is owned by Flemings. T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.


 How are fund expenses determined?

   Each of the Spectrum Funds will operate at a zero expense ratio. However, each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each Spectrum Fund's operational expenses is subject to a Special Servicing Agreement (described below) as well as certain undertakings made by T. Rowe Price and Price-Fleming under their respective Investment Management Agreements with each of the Spectrum Funds. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

  . Here is some information regarding the Special Servicing Agreements.

   The Special Servicing Agreements provide that each underlying fund in which one of the Spectrum Funds invests will bear a proportionate share of the expenses of that Spectrum Fund if, and to the extent that, the underlying fund's savings from the operation of the Spectrum Fund exceed these expenses.

T. ROWE PRICE                                 18
   Savings to the underlying funds are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying funds generated by the operation of the Spectrum Funds are expected to be sufficient to offset most, if not all, of the expenses incurred by the Spectrum Funds.

   Under the Investment Management Agreements with the Spectrum Funds, and the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses of the Spectrum Growth and Spectrum Income Funds and Price-Fleming has agreed to bear any expenses of the Spectrum International Fund which exceed the estimated savings to each of the underlying funds. Thus, the Spectrum Funds will operate at a zero expense ratio. Of course, shareholders of the Spectrum Funds will still indirectly bear their fair and proportionate share of the cost of operating the underlying funds owned by each of the Spectrum Funds.

   The Management Fee
   T. Rowe Price is the investment manager for the Spectrum Income Fund and the Spectrum Growth Fund, and Price-Fleming is investment manager for the Spectrum International Fund. Neither will be paid a management fee for performing investment management services. However, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. See the underlying funds' Statements of Additional Information for specific fees.

   T. Rowe Price will determine how Spectrum Income Fund's and Spectrum Growth Fund's assets are invested and Price-Fleming will determine how the Spectrum International Fund's assets will be invested consistent with the investment objectives and policies of each fund described in this prospectus and procedures and guidelines established by the Spectrum Board of Directors. The Spectrum Directors will periodically monitor the allocations and the basis upon which such allocations were made or maintained.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

ABOUT THE FUNDS                               19
 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield (Spectrum Income Fund)

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

T. ROWE PRICE                                 20
 SPECIAL RISKS AND CONSIDERATIONS
 ----------------------------------------------------------
   Prospective investors should consider the following factors:

  . The investments of each of the Spectrum Funds are concentrated in the underlying funds, so each Spectrum Fund's investment performance is directly related to the investment performance of these underlying funds.

  . As an operating policy, the Spectrum Income and Spectrum Growth Funds will not redeem more than 1% of any underlying fund's assets during any period of less than 15 days, except when necessary to meet the Spectrum Funds' shareholder redemption requests. As a result, these Spectrum Funds may not be able to reallocate assets among the underlying funds as efficiently and rapidly as would be the case in the absence of this constraint. This limitation does not apply to Spectrum International Fund.

  . Further information on these investment policies and practices can be found under Investment Policies of the Underlying Funds and in the Statement of Additional Information, as well as in the prospectuses of each of the underlying funds.

  . For Spectrum International Fund, each underlying fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when each fund calculates its NAV. Most of the securities in which the underlying funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.

ABOUT THE FUNDS                               21
 DESCRIPTION OF UNDERLYING FUNDS
 ----------------------------------------------------------
   Table 4 gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described under Special Risks and Considerations, in the Statement of Additional Information, and in the prospectuses for each of the underlying funds.

  . For more information about an underlying fund, call:  1-800-638-5660

   The major characteristics of the underlying T. Rowe Price funds are as follows:


 Table 4  Description of Underlying Funds

  Fixed Income Funds       Objective/Program


  Summit Cash Reserves     Preservation of capital and liquidity and, consistent with these, the highest possible current income.

                           Invests
                           in high-quality, U.S. dollar-denominated money market
                           securities of U.S. and foreign issuers
                           .
                           Managed to provide stable share price of $1.00.
                           -------------------------------------------------------------------------------------------
  Short-Term Bond          High
                           level of
                           i
                           ncome
                           consistent with minimal fluctuation in principal value and liquidity.

                           Normally invests at least 65%
                           of
                           total
                            assets in short-term bonds, primarily
                           short- and intermediate-term
                           investment-grade
                            corporate, government, and
                           mortgage
                           -backed
                            securities. Securities purchased will be rated within the four highest credit categories.The fund's
                           average effective maturity will not exceed three
                           years.
                           -------------------------------------------------------------------------------------------
  GNMA                     High
                           current
                            income consistent with maximum credit protection and moderate share price fluctuation

                           by

                           i
                           nvest
                           ing
                            exclusively in securities backed by the full faith and
                           credit of the U.S. government and instruments
                           linked to
                            these securities (this
                           guarantee does not apply to the fund's share price, which will fluctuate)
                           .
                           -------------------------------------------------------------------------------------------
  New Income               High
                           est level of
                            income
                           consistent with preservation of capital over time by investing primarily in marketable debt securities
                           . Invests at least 80% of total assets in
                           income-
                           producing securities
                           ,
                           including
                            U.S. government
                            and agency obligations, mortgage-
                           and asset-
                           backed securities,
                           corporate
                           bonds, foreign securities, collateralized
                           mortgage obligations (CMOs), and others, including, on occasion, equity securities.
                           Weighted

                           a
                           verage maturity expected to be between 4 and 15 years.
                           -------------------------------------------------------------------------------------------
  U.S. Treasury Long-Term  HIgh
                           est
                            level of income
                           consistent with maximum credit protection. Invests at least
                           85% of its total assets in

                           U.S. Treasur
                           y securities, which are backed by the full faith
                           and credit of the federal government
                           , and other investments involving these
                           securities
                           .
                           -------------------------------------------------------------------------------------------
  High Yield               High
                           current
                            income and
                           , secondarily,
                            capital appreciation
                           .

                           Invests at least 80% of
                           total assets in diversified portfolio of

                           "junk"
                            bonds
                           , income-producing convertible
                           securities, and preferred stocks
                           .
                           Dollar-weighted

                           a
                           verage maturity expected to be in
                           the 8- to 12-year range.
 --------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 22

  Equity Funds            Objective/Program
  Equity Income           Substantial dividend income and capital
                          appreciation through investments primarily in
                          the common stocks of established companies
                          paying above-average
                          dividends.
                         -------------------------------------------------
  Growth & Income         Capital appreciation and reasonable dividend
                          income through investments in growth stocks.
                          Invests principally in large-cap U.S.-based
                          companies.
                         -------------------------------------------------
  Growth Stock            Capital appreciation and increasing dividend
                          income through investments in growth stocks.
                          Invests principally in large-cap U.S.-based
                          companies.
                         -------------------------------------------------
  New Era                 Capital appreciation primarily through
                          investments in U.S. and foreign natural
                          resource stocks whose earnings are expected to
                          grow faster than inflation.
                         -------------------------------------------------
  Blue Chip Growth        Capital appreciation through investments in
                          the common stocks of large and medium-sized
                          blue chip companies with potential for
                          above-average earnings growth. Current income
                          is a secondary objective.
                         -------------------------------------------------
  Mid-Cap Value           Capital appreciation through investments in
                          mid-size companies whose stocks appear
                          undervalued.
                         -------------------------------------------------
  New Horizons            Aggressive capital appreciation through
                          investments in small-company stocks. Invests
                          primarily in emerging growth companies, early
                          in their corporate life cycles.
                         -------------------------------------------------
  International Funds     Objective/Program
  International Bond      High income and capital appreciation through
                          investments primarily in high-quality foreign
                          bonds. May invest up to 20% of assets in
                          below-investment-grade, high-risk bonds,
                          including bonds in default or those with the
                          lowest rating. The fund has no maturity
                          restrictions on the overall portfolio or on
                          individual securities, but expects to maintain
                          an intermediate to long weighted average
                          maturity. The fund is normally heavily exposed
                          to fluctuations in foreign currencies.
                         -------------------------------------------------
  International Stock     Capital appreciation through investments
                          primarily in stocks of established foreign
                          companies.
                         -------------------------------------------------
  International           Capital appreciation through investments in
  Discovery               small and medium-sized non-U.S. companies.
                         -------------------------------------------------
  European Stock          Capital appreciation through investments
                          primarily in companies located in Europe.
                         -------------------------------------------------
  Japan                   Capital appreciation through investments in
                          companies operating in Japan.
                         -------------------------------------------------
  New Asia                Capital appreciation through investments in
                          companies operating in Asia,
                          excluding Japan.
                         -------------------------------------------------
  Emerging Markets        Capital appreciation through investments in
  Stock                   companies in emerging markets.
                         -------------------------------------------------
  Latin America           Capital appreciation through investments
                          primarily in companies located in Latin
                          America.
                         -------------------------------------------------
  Emerging Markets Bond   High current income and capital appreciation
                          through investments primarily in high-yielding
                          and high-risk government and corporate debt
                          securities of less-
                          developed countries.
 ------------------------------------------------------------------------------

Table 4  Description of Underlying Funds

ABOUT THE FUNDS                               23
 INVESTMENT POLICIES OF THE SPECTRUM FUNDS
 ----------------------------------------------------------
   Each of the Spectrum Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. Shareholders will be notified of any material change in such investment programs. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval.

   Reserve Position
   While the Spectrum Income Fund will remain primarily invested in bonds, the Spectrum Growth Fund in stocks, and the Spectrum International Fund in international stocks, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may invest without limitation in such securities. Each fund may invest its cash reserves in the Summit Cash Reserves Fund. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

   Diversification
   Each of the Spectrum Funds is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies (with the exception of the T. Rowe Price International Bond Fund, Emerging Markets Bond Fund, and Latin America Fund). Each Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

   Fundamental investment policies As a matter of fundamental policy, each Spectrum Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except that each fund will invest substantially all of its assets in investment companies that are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 30% of each fund's total assets valued at market; (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund's total assets valued at market. The funds may borrow money from other T. Rowe Price funds.

   Operating policies Each Spectrum Fund cannot (i) change the selection of the underlying funds in which they can invest; or (ii) change the percentage ranges which may be allocated to the underlying funds unless authorized to do so by the Board of Directors. Shareholders will be informed of any such changes.

T. ROWE PRICE                                 24
   Other Investment Restrictions
   As a matter of operating policy, each Spectrum Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund's total assets; (ii) invest more than 10% of its net assets in illiquid securities; or (iii) redeem securities from any underlying fund at a rate in excess of 1% of the underlying fund's assets in any period of less than 15 days, except where necessary to meet shareholder redemption requests. This last limitation does not apply to Spectrum International Fund.

   Portfolio Turnover
   Each Spectrum Fund's portfolio turnover is expected to be low. The Spectrum Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund's shares; and (ii) maintain or modify the allocation of each fund's assets among the underlying funds within the percentage limits described earlier. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. The funds' portfolio turnover rates for the fiscal years ending December 31 are listed in the tables in the Financial Highlights section.



 INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS
 ----------------------------------------------------------
   In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment practices. Further information about the underlying funds is contained in their prospectuses and Statements of Additional Information. Because each Spectrum Fund invests in the underlying funds, shareholders of each fund will be affected by these investment practices in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such practices.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 5, which provides information about each Spectrum Fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

ABOUT THE FUNDS                               25

 Table 5  Financial Highlights
                                                         Year ended December 31
  Spectrum Income Fund                  1995        1996         1997         1998          1999
 ----------------------------------------------------------------------------------------------------------

  Net asset value, beginning
  of period                           $  10.11   $    11.24   $    11.20   $    11.66   $    11.50
  Income From Investment Activities
  Net investment income                   0.72         0.71         0.71         0.72         0.67
                                      ----------------------------------------------------------------
  Net gains or losses on securities       1.16         0.11         0.61         0.02        (0.64)
  (both realized and unrealized)
                                      ----------------------------------------------------------------
  Total from investment operations        1.88         0.82         1.32         0.74         0.03
  Less Distributions
  Dividends (from net investment         (0.72)       (0.71)       (0.71)       (0.72)       (0.69)
  income)
                                      ----------------------------------------------------------------
  Distributions (from capital gains)     (0.03)       (0.15)       (0.15)       (0.18)       (0.13)
                                      ----------------------------------------------------------------
  Returns of capital                        --           --           --           --           --
                                      ----------------------------------------------------------------
  Total distributions                    (0.75)       (0.86)       (0.86)       (0.90)       (0.82)
                                      ----------------------------------------------------------------
  Net asset value, end of period      $  11.24   $    11.20   $    11.66   $    11.50   $    10.71
                                      ----------------------------------------------------------------
  Total return                           19.41%        7.64%       12.18%        6.57%        0.26%
  Ratios/Supplemental Data
  Net assets, end of period           $986,701   $1,355,970   $2,022,227   $2,574,053    2,548,435
  (in thousands)
                                      ----------------------------------------------------------------
  Ratio of expenses to average net        0.00%        0.00%        0.00%        0.00%        0.00%/a/
  assets
                                      ----------------------------------------------------------------
  Ratio of net income to average net      6.43%        6.46%        6.21%        6.22%        5.95%
  assets
                                      ----------------------------------------------------------------
  Portfolio turnover rate                 20.2%        17.6%        14.1%        12.8%        18.6%
 ----------------------------------------------------------------------------------------------------------


 /a/The annualized weighted average expense ratio of the underlying funds was 0.77% for the year ended December 31, 1999.

T. ROWE PRICE                                 26

 Table 5  Financial Highlights (continued)
                                                          Year ended December 31

  Spectrum Growth Fund                   1995         1996         1997         1998          1999
 ------------------------------------------------------------------------------------------------------------

  Net asset value, beginning
  of period                           $    11.13   $    13.49   $    15.13   $    15.93   $    16.45
  Income From Investment Operations
  Net investment income                     0.21         0.20         0.20         0.19         0.15
                                      ------------------------------------------------------------------
  Net gains or losses on securities         3.12         2.57         2.40         1.88         3.19
  (both realized and unrealized)
                                      ------------------------------------------------------------------
  Total from investment operations          3.33         2.77         2.60         2.07         3.34
  Less Distributions
  Dividends (from net investment           (0.21)       (0.20)       (0.20)       (0.18)       (0.17)
  income)
                                      ------------------------------------------------------------------
  Distributions (from capital gains)       (0.76)       (0.93)       (1.60)       (1.37)       (1.91)
                                      ------------------------------------------------------------------
  Returns of capital                          --           --           --           --           --
                                      ------------------------------------------------------------------
  Total distributions                      (0.97)       (1.13)       (1.80)       (1.55)       (2.08)
                                      ------------------------------------------------------------------
  Net asset value, end of period      $    13.49   $    15.13   $    15.93   $    16.45   $    17.71
                                      ------------------------------------------------------------------
  Total return                             29.96%       20.53%       17.40%       13.62%      21.20%
  Ratios/Supplemental Data
  Net assets, end of period           $1,358,344   $2,104,094   $2,605,265   $2,768,241   $3,030,950
  (in thousands)
                                      ------------------------------------------------------------------
  Ratio of expenses to average net          0.00%        0.00%        0.00%        0.00%        0.00%/a/
  assets
                                      ------------------------------------------------------------------
  Ratio of net income to average net        1.81%        1.58%        1.26%        1.09%        0.85%
  assets
                                      ------------------------------------------------------------------
  Portfolio turnover rate                    7.4%         2.9%        20.4%        17.9%        20.3%
 ------------------------------------------------------------------------------------------------------------

 /a/The annualized weighted average expense ratio of the underlying funds was 0.83% for the year ended December 31, 1999.

ABOUT THE FUNDS                               27

 Table 5  Financial Highlights (continued)
                                              Year ended December 31


  Spectrum International Fund         ----- 1997      1998      1999
 -------------------------------------     ------------------------------------

  Net asset value, beginning
  of period                                $ 10.00   $  9.74   $ 10.56
  Income From Investment Operations
  Net investment income                       0.15      0.21      0.12
                                           -------------------------------
  Net gains or losses on
  securities (both realized and              0.09/a/    0.97      3.95
  unrealized)
                                           -------------------------------
  Total from investment
  operations                                  0.24      1.18      4.07
  Less Distributions
  Dividends (from net                        (0.15)    (0.21)    (0.13)
  investment income)
                                           -------------------------------
  Distributions (from capital                (0.35)    (0.15)    (0.97)
  gains)
                                           -------------------------------
  Returns of capital                            --        --        --
                                           -------------------------------
  Total distributions                        (0.50)    (0.36)    (1.10)
                                           -------------------------------
  Net asset value, end of                  $  9.74   $ 10.56   $ 13.53
  period
                                           -------------------------------
  Total return                                2.42%    12.28%    39.49%
  Ratios/Supplemental Data
  Net assets, end of period                $51,050   $54,752   $82,846
  (in thousands)
                                           -------------------------------
  Ratio of expenses to average                0.00%     0.00%     0.00%/b/
  net assets
                                           -------------------------------
  Ratio of net income to                      2.23%     1.94%     1.14%
  average net assets
                                           -------------------------------
  Portfolio turnover rate                     20.0%     31.7%     20.1%
 ------------------------------------------------------------------------------


 /a/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 /b/The annualized weighted average expense ratio of the underlying funds was 0.89% for the year ended December 31, 1999.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                                    Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Roll-

ABOUT THE FUNDS                               29
over checks that are properly endorsed. In addition, the fund does not accept purchases made by credit card check.

Mail via U. S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

T. ROWE PRICE                                 30
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via U. S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

ABOUT THE FUNDS                               31
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U. S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

T. ROWE PRICE                                 32
via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to

ABOUT THE FUNDS                               33
purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs, call Investor Services. For information on all other retirement plans or our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

T. ROWE PRICE                                 34
                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

ABOUT THE FUNDS                               35
Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers*. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

T. ROWE PRICE                                 36
/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.


Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress St. 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
                                                                  C08-040 5/1/00
1940 Act File No. 811-4998

T. ROWE PRICE                                 38





  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is May 1, 2000.

         T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Fund")
              Spectrum Growth Fund ("Growth Fund")
              Spectrum Income Fund ("Income Fund")
              Spectrum International Fund ("International Fund")
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                               TABLE OF CONTENTS
                               -----------------
                        Page                                                Page
                        ----                                                ----
Capital Stock                      Investment Restrictions

------------------------------     -----------------------------------------------
Code of Ethics                     Legal Counsel

------------------------------     -----------------------------------------------
Custodian                          Management of
                                   the
                                   Funds
------------------------------     -----------------------------------------------
Distributor for the                Net Asset Value Per Share
Funds
------------------------------     -----------------------------------------------
Dividends and                      Pricing of Securities
Distributions
------------------------------     -----------------------------------------------
Federal Registration               Principal Holders of Securities
of Shares
------------------------------     -----------------------------------------------
Independent                        S
Accountants                        harehol
                                   der Services
                                   by Outside Parties
------------------------------     -----------------------------------------------
Investment Management              Special Considerations
Services
------------------------------     -----------------------------------------------
Investment Objectives              Tax Status
and Policies
------------------------------     -----------------------------------------------
Investment Performance             Yield Information

------------------------------     -----------------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------

   The following information supplements the discussion of each fund's investment objectives and policies discussed in the funds' prospectus.The date of this Statement of Additional Information is May 1, 2000.

                                                                  C08-043 5/1/00

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.


   The fund will not make a material change in its investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")


                                  Spectrum Fund

   The proliferation of mutual funds has left many investors in search of a means of diversifying among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selections. In response to this need, the Spectrum Fund has been created as a means of providing a simple and effective means of structuring a comprehensive mutual fund investment program. By selecting the Spectrum Growth Fund, Spectrum Income Fund, or Spectrum International Fund, or a combination of any of these, investors may choose the investment objective appropriate for their long-term investment goals. The Spectrum Funds will attempt to achieve these goals by diversification in a selected group of other T. Rowe Price Funds. Although the Spectrum Funds are not asset allocation or market timing funds, each, over time, will adjust the amount of its assets invested in the various other T. Rowe Price funds as economic, market, and financial conditions warrant.

   Described below are the underlying T. Rowe Price funds in which the Spectrum Funds can invest.


                                  Income Funds

   T. Rowe Price Short-Term Bond Fund, Inc.

   The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

   The fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage-backed securities. The fund may also invest in other types of securities such as bank obligations, collateralized mortgage obligations (CMOs), foreign securities, hybrids, and futures and options. Under normal circumstances, at least 65% of total assets will be invested in short-term bonds. The fund's dollar-weighted average effective maturity will not exceed three years, and the fund will not purchase any security whose effective maturity, average life, or tender date, measured from the date of settlement, exceeds seven years.

   Securities purchased by the fund must be rated within the four highest credit categories (AAA, AA, A, BBB) by a national rating agency (or, if unrated, the T. Rowe Price equivalent). The investment-grade designation includes a range of securities from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics.

   T. Rowe Price GNMA Fund

   The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

   We will invest primarily in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.

   We can also buy bills, notes, and bonds issued by the U.S. Treasury, and other instruments, including: related futures contracts; other agency securities backed by the full faith and credit of the U.S. government; shares of a T. Rowe Price Treasury money fund; and GNMA-related securities such as collateralized mortgage obligations (CMOs) and "strips," which receive only the interest or principal portion of the underlying mortgage payments. We may also purchase new mortgage bonds in the forward market. The fund has no limitation on its overall maturity.

   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates seem likely to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to Treasury notes or bonds, which could appreciate in that environment.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate and graduated payment. Principal and interest payments generated by the underlying mortgages are passed through to the investors. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   T. Rowe Price New Income Fund, Inc.

   The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

   We will invest at least 80% of the fund's total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

   All securities purchased by the fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent rating. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency, but below investment grade by others. However, none of the fund's remaining assets can be invested in bonds rated below investment grade by Standard & Poor's, Moody's, or Fitch IBCA, Inc.

   U.S. Treasury Long-Term Fund

   The fund's investment objective is the highest level of current income consistent with maximum credit protection. It will invest at least 85% of total assets in U.S. Treasury securities and investments involving these securities. The remaining assets will be invested in other securities backed by the full faith and credit of the

   U.S. government and investments involving these securities. The fund's dollar-weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

   T. Rowe Price High Yield Fund, Inc.

   The fund seeks high current income and, secondarily, capital appreciation.

   Under normal conditions, the fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds) and income-producing convertible securities and preferred stocks. The fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures, and options.

   The fund's longer dollar-weighted average maturity (expected to be in the eight- to 12-year range) makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. However, interest rates are not the only, or necessarily the dominant, influence on the fund's price.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the fund's portfolio, the fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the fund and may also limit the ability of the fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the fund owns will affect its net asset value per share. If market quotations are not readily available for the fund's lower-rated or nonrated securities, these securities will be valued by a method that the fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Congressional Action New and proposed laws may have an impact on the market for lower-rated debt securities. T. Rowe Price is unable at this time to predict what effect, if any, any such legislation may have on the market for lower-rated debt securities.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The fund accrues income on these securities prior to the receipt of cash payments. The fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

   T. Rowe Price Summit Cash Reserves Fund

   The fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. The fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


                                  Equity Funds

   T. Rowe Price Growth & Income Fund, Inc.


   The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

   Our primary focus is on capital appreciation. We will use fundamental, bottom-up research and both growth and value approaches in identifying stocks we believe have good prospects for capital growth over time. Among the many characteristics we look for are seasoned management, leadership positions in growing industries, and strong financial fundamentals. In many instances, we analyze free cash flow because it can allow a company to increase dividends, repurchase shares, or make acquisitions. While investments may include midsize companies, large-capitalization companies are expected to predominate.

   In selecting growth stocks, we generally look for companies with above-average earnings growth and a lucrative niche in the economy that allows them to sustain earnings momentum even during times of slow economic growth. When applying a value analysis, we seek companies with good future prospects whose current stock prices seem undervalued relative to general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends.

   T. Rowe Price New Era Fund, Inc.

   The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

   We normally invest about two-thirds of fund assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. We also invest in other growth companies with strong potential for earnings growth that do not own or develop natural resources. The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources including energy, metals, forest products, real estate, and other basic commodities. In selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

   At least half of fund assets will be invested in U.S. securities, but up to 50% of total assets may be invested in foreign securities. We may also buy other types of securities, including futures and options in keeping with the fund's objective.

   The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For instance, while the fund attempts to invest in companies that may benefit from accelerating inflation, inflation has slowed considerably in recent years. The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

   The fund's investments in foreign securities, or even in U.S. companies with significant overseas investments, are also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. While currency risk may be somewhat reduced because many commodities markets are dollar based, the fund's exposure to foreign political and economic risk will be heightened by investments in companies with operations in emerging markets.

   To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   T. Rowe Price Growth Stock Fund, Inc.

   The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

   We will invest at least 65% of total assets in the common stocks of a diversified group of growth companies. We mostly seek investments in companies that have the ability to pay increasing dividends through strong cash flow. We generally look for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, we believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

   T. Rowe Price New Horizons Fund, Inc.

   The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

   We will invest primarily in a diversified group of small, emerging growth companies, preferably early in the corporate life cycle before a company becomes widely recognized by the investment community. The fund may also invest in companies that offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. We will not necessarily sell a position in a company that has grown beyond the developing stage if the company still fits the fund's other investment criteria.

   When choosing stocks, T. Rowe Price analysts look for small growth companies that:

  . have effective management;

  . operate in fertile growth areas;

  . demonstrate effective research, product development, and marketing;

  . provide efficient service;

  . possess pricing flexibility; and

  . employ sound financial and accounting policies.

   T. Rowe Price Mid-Cap Value Fund, Inc.

   The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

   We will invest at least 65% of total assets in companies whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of companies in the S&P MidCap 400 Index. However, the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range.

   We follow a value approach in selecting investments. Our in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values.

   T. Rowe Price Blue Chip Growth Fund, Inc.

   The fund seeks to provide long-term capital growth. Income is a secondary objective.


   We will invest 65% of total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in our view, are well-established in their industries and have the potential for above-average earnings. We focus on companies with leading market position, seasoned management, and strong financial fundamentals. Our investment approach reflects our belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies we target will have good prospects for dividend growth.

   T. Rowe Price Equity Income Fund

   The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

   We will normally invest at least 65% of the fund's total assets in the common stocks of well-established companies paying above-average dividends.

   We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.


                               International Funds

   T. Rowe Price European Stock Fund

   The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.


   Normally, at least five countries will be represented in the portfolio. The fund expects to invest substantially all of its assets in the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland,
   Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

  . Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, and
   Turkey.

   T. Rowe Price New Asia Fund


   The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

   Normally, the fund expects to invest substantially all of its assets in the countries listed next, as well as others as their markets develop:

  . Primary Emphasis: China, Hong Kong, Indonesia, India, Malaysia, Philippines,
   Singapore, South Korea, Taiwan, and Thailand.

  . Others: Pakistan and Vietnam.

   T. Rowe Price Japan Fund


   The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

   Normally, the fund expects to invest substantially all of its assets across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

   T. Rowe Price Emerging Markets Stock Fund


   The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

   Normally, the fund expects to invest substantially all of its assets across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:


  . Asia: China, Hong Kong, Indonesia, India, Korea, Malaysia, Pakistan,
   Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.


  . Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   T. Rowe Price Latin America Fund


   The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

   Normally, we expect to invest substantially all of the fund's assets in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Mexico, Brazil, Chile, Argentina, Venezuela, and Peru.

  . Others: Belize, Colombia, Ecuador, and Guatemala.

   T. Rowe Price International Bond Fund


   The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

   Price-Fleming, the Fund's investment manager, bases its investment decisions on fundamental market factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

   Although the fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

   T. Rowe Price Emerging Markets Bond Fund


   The fund seeks to provide high income and capital appreciation.

   We expect to invest at least 65% (and potentially all) of the fund's total assets in the government or corporate debt securities of emerging nations. Fund holdings may include the lowest-rated bonds, including those in default.

   T. Rowe Price International Stock Fund

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

   T. Rowe Price International Discovery Fund

   The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in some foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The international funds invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the international funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the international funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.


  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The international funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The international funds' investment in these funds is subject to the provisions of the 1940 Act. If the international funds invest in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the international funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies.


  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.


   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The Japan Fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.


   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

  . Asia (ex-Japan)

   Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.



 SPECIAL CONSIDERATIONS
 -------------------------------------------------------------------------------
   Prospective investors should consider that certain underlying Price funds (the "Price funds") may engage in the following:

   Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the international funds, as well as certain other Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price funds may incur costs in connection with conversions between various currencies. The Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

   Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

   Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the Price funds' portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price funds; (2) as an efficient means of adjusting the Price funds' exposure to the markets; or (3) to adjust the duration of the Price funds' portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price fund's net asset value. Certain Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund's currencies or portfolio securities covering call or put options will not exceed 25% of a fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price fund's total return and a Price fund's attempt to use such investments for hedging purposes may not be successful.

     FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND, CALL 1-800-638-5660
                                 (1-410-345-2308).



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money, except the fund may borrow from banks or other Price funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

   (2) Commodities (a) Spectrum Growth and Spectrum Income Funds may not purchase or sell commodities or commodity or futures contracts;

       (b)Spectrum International Fund may not purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

   (3) Loans Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

   (4) Margin Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

   (5) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each fund's total assets, valued at market;

   (6) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although each fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

   (7) Senior Securities Issue senior securities;

   (8) Short Sales Effect short sales of securities; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program..


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (2) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (3) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (4) Options Invest in options;

   (5) Futures Spectrum Income and Spectrum Growth Funds may not invest in futures. Spectrum International Fund, though it has no intention at this time of investing in futures, reserves the right to do so in the future;

   (6) Forward Currency Contracts None of the funds has the intention of investing in forward currency contracts at this time. However, they all reserve the right to do so at some point in the future; or

   (7) Warrants Invest in warrants.

   Pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995): (i) there is no limit on the amount the fund may own of the total outstanding voting securities of registered investment companies which are members of the T. Rowe Price family of funds,
   (ii) each fund, in accordance with the prospectus, may invest more than 5% of its assets in any one or more of the Price funds, and (iii) each fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the T. Rowe Price family of funds.

   Because of their investment objectives and policies, the funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the funds' investment programs set forth in the prospectus, each of the funds may invest more than 25% of its assets in certain of the underlying Price funds. However, each of the underlying Price funds in which each fund will invest (other than New Income, Short-Term Bond, High Yield, Latin America, and International Bond Funds) will not concentrate more than 25% of its total assets in any one industry. The Latin America Fund expects to make substantial investments in the telephone companies of various Latin America countries (at times more than 25% of total assets). The New Income and Short-Term Bond Funds will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas, utility, gas transmission utility, electric utility, telephone utility, and petroleum. The Short-Term Bond, International Bond, and High Yield Funds will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The management of each fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the Commission). A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and the officers of Spectrum Fund, T. Rowe Price, and Price-Fleming also serve in similar positions with most of the underlying Price funds. Thus, if the interests of a fund and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that fund and the underlying Price funds. The directors of Spectrum Fund believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund, Income Fund, or International Fund separately, could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Price funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The officers and directors of Spectrum Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, Spectrum Fund's directors who are considered "interested persons" of T. Rowe Price, Price-Fleming, or the Fund as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). Mr. Riepe is referred to as an inside director by virtue of his directorship and employment by T. Rowe Price.


                           Independent Directors/(a)/

   JEFFREY H. DONAHUE, 4/9/46, Senior Vice President and Chief Financial Officer of The Rouse Company, a full-service real estate and development company, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   A. MACDONOUGH PLANT, 7/30/37, Partner, law firm of Stewart, Plant & Blumenthal; (formerly until 4/91) Partner, law firm of Semmes, Bowen & Semmes, Baltimore, Maryland; Address: Suite 910, Seven St. Paul Street, Baltimore, Maryland 21202

  (a) Unless otherwise indicated, the Independent Directors have been at their respective companies for at least five years.


                            Inside Directors/Officers

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board-Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director and President-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   EDMUND M. NOTZON, 10/1/45, President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.

   JOHN R. FORD, 11/25/57, Vice President-Executive Vice President, Price-Fleming; Chartered Financial Analyst

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   GEORGE A. MURNAGHAN, 5/1/56, Vice President-Managing Director, T. Rowe Price; Executive Vice President, Price-Fleming; Vice President, T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.


   WILLIAM T. REYNOLDS, 5/26/48, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President-Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   M. DAVID TESTA, 4/22/44, Vice President-Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARTIN G. WADE, 2/16/43, Vice President-Director, Chief Investment Officer, and Vice Chairman of the Board, Price-Fleming; Director, Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England


   JUDITH B. WARD, 10/12/62, Vice President-Employee, T. Rowe Price

   DAVID J.L. WARREN, 4/14/57, Vice President-Executive Vice President, Price-Fleming


   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   JOSEPH A. CRUMBLING, 11/12/61, Assistant Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price


                               Compensation Table


   The funds do not pay pension or retirement benefits to their independent officers or directors. Also, any director of the funds who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the funds.


Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
Jeffrey H. Donahue, Director                                            $11,421                              $25,007
A. MacDonough Plant, Director                                            11,421                               25,007
-------------------------------------------------------------------------------------------------------------------------
Income Fund
Jeffrey H. Donahue, Director                                            $10,901                              $25,007
A. MacDonough Plant, Director                                            10,901                               25,007
-------------------------------------------------------------------------------------------------------------------------
International Fund
Jeffrey H. Donahue, Director                                             $2,686                              $25,007
A. MacDonough Plant, Director                                             2,686                               25,007
-------------------------------------------------------------------------------------------------------------------------




 (a) Amounts in this column are based on accrued compensation for calendar year 1999.


 (b) Amounts in this column are based on compensation received from January 1, 1999 to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of April 1, 2000, no shareholder beneficially owned more than 5% of the outstanding shares of the Spectrum Growth Fund.

   As of April 1, 2000, the following shareholder beneficially owned more than 5% of the outstanding shares of the Spectrum Income Fund: Manulife Financial USA, 200 Bloor Street East, 7E Floor, Toronto, Ontario, Canada M4W 1E5.

   As of April 1, 2000, the following shareholder beneficially owned more than 5% of the outstanding shares of the Spectrum International Fund: T. Rowe Price Associates Foundation, Inc., 100 East Pratt Street, Baltimore, Maryland 21202-1009.

 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   The business of Spectrum Fund will be conducted by its officers, directors, and investment manager in accordance with policies and guidelines set up by Spectrum Fund's directors which were included in the Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995).

   Each fund will operate at a zero expense ratio. To accomplish this, the payment of each fund's operational expenses is subject to a Special Servicing Agreement described below as well as certain undertakings made by T. Rowe Price, under its Investment Management Agreement with Spectrum Growth and Spectrum Income Funds and Price-Fleming under its Investment Management Agreement with Spectrum International Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

   Special Servicing Agreements One Special Servicing Agreement ("Agreement") is between and among the Spectrum Fund on behalf of Spectrum Income and Spectrum Growth Funds, the underlying funds, and T. Rowe Price. A second Special Servicing Agreement is between and among Spectrum Fund, on behalf of Spectrum International Fund, the underlying funds, Price-Fleming, and T. Rowe Price.

   Each Agreement provides that, if the Board of Directors of any underlying Price fund determines that such underlying fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the underlying Price fund from the operation of Spectrum Fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Each Special Servicing Agreement also gives authority to Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the funds are invested pursuant to each fund's objectives and policies in shares of the various underlying Price funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreements provide that the funds will utilize assets deposited with the custodian of each fund from the sale of each fund's shares to promptly purchase shares of the specified underlying Price funds, and will undertake redemption or exchange of such shares of the underlying Price funds in the manner provided by the objectives and policies of each fund.

   Under the Investment Management Agreements with the funds, and the Special Servicing Agreement, T. Rowe Price, with respect to Spectrum Income and Spectrum Growth, and Price-Fleming, with respect to Spectrum International, have agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the underlying Price funds. Of course, shareholders of Spectrum Fund will still indirectly bear their fair and proportionate share of the cost of operating the underlying Price funds in which the Spectrum Fund invests because, Spectrum Fund, as a shareholder of the underlying Price funds, will bear its proportionate share of any fees and expenses paid by the underlying Price funds. Spectrum Fund, as a shareholder of the selected underlying Price funds, will benefit only from cost-sharing reductions in proportion to its interest in such underlying Price funds.

   Services
   Under the Management Agreement with each fund, T. Rowe Price or Price-Fleming as the case may be, provides the fund with discretionary investment services. Specifically, T. Rowe Price and Price-Fleming are responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price and Price-Fleming are also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the fund will invest its assets almost exclusively in the shares of the underlying Price funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price and Price-Fleming provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's and Price-Fleming's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   T. Rowe Price and Price-Fleming have agreed not to be paid a management fee for performing their services. However, T. Rowe Price and Price-Fleming will receive management fees from managing the underlying Price funds in which Spectrum Fund invests.

   Each fund's Management Agreement also provides that T. Rowe Price or Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


   On April 11, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") entered into an agreement with Robert Fleming Holdings, Ltd. and other related companies (collectively "Flemings") to purchase Flemings's 50% interest in Rowe Price-Fleming International, Inc. ("RPFI"), the investment adviser to the funds. As a result of the purchase, T. Rowe Price will own all of RPFI and have the right to elect all of its directors. The transaction is subject to the approval of several regulatory bodies outside the United States but, barring any unexpected developments, should be finalized no later than December 31, 2000. Because the transaction may be deemed to be a change in control of RPFI that would result in the termination of the investment management agreements between RPFI and the funds, we intend to seek the approval of the boards of directors and shareholders of the funds of new investment management agreements with RPFI. It is anticipated that any new investment management agreements would be identical in all material respects to the existing agreements with RPFI. We expect to hold shareholder meetings to vote on the new agreements in the second half of this year. Research agreements between RPFI and Flemings also will cease at the time the transaction becomes final. At that time, the parties may enter into a transition agreement under which research and other services will be provided to RPFI by Flemings.

   Management Fees of Underlying Price Funds
   The underlying Price funds pay T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price fund's net assets for that day to the sum of the aggregate net assets of the Price funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

   Price Funds' Annual Group Base Fee Rate for Each
                   Level of Assets
                                                0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                                ------------------------------------------------------------------------------
                                                0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                                ------------------------------------------------------------------------------
                                                0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                                ------------------------------------------------------------------------------
                                                0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                ------------------------------------------------------------------------------
                                                0.370%  Next $1 billion   0.320%  Next $10 billion

   For the purpose of calculating the Group Fee, the Price funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees and total management fees of the underlying Price funds are listed in the following chart:

         Fund           Individual Fee as a Percentage   Total Management Fee Paid
         ----           ------------------------------   -------------------------
------------------------      of Fund Net Assets
                              ------------------
                        -----------------------------------------------------------
Blue Chip Growth                     0.30%                         0.62%
Emerging Markets Bond                0.45                          0.77
Emerging Markets Stock               0.75                          1.07
Equity Income                        0.25                          0.57
European Stock                       0.50                          0.82
GNMA                                 0.15                          0.47
Growth & Income                      0.25                          0.57
Growth Stock                         0.25                          0.57
High Yield                           0.30                          0.62
International Bond                   0.35                          0.67
International
Discovery                            0.75                          1.07
International Stock                  0.35                          0.67
Japan                                0.50                          0.82
Latin America                        0.75                          1.07
Mid-Cap Value                        0.35                          0.67
New Asia                             0.50                          0.82
New Era                              0.25                          0.57
New Horizons                         0.35                          0.67
New Income                           0.15                          0.47
Short-Term Bond                      0.10                          0.42
Summit Cash Reserves               N/A                             0.45
U.S. Treasury                        0.05                          0.37
Long-Term
-----------------------------------------------------------------------------------



   Based on combined Price Funds' assets of over $106 billion at December 31, 1999, the Group Fee was 0.32%. The total combined management fee for each of the underlying Price funds would have been an annual rate as shown above.

   The portfolio turnover rates for each Fund for the years ended 1999, 1998, and 1997, were as follows:

          Fund                1999             1998             1997
          ----                ----             ----             ----
Spectrum Growth                 20.3%             %                %
Spectrum Income             18.6
Spectrum International
--------------------------------------------------------------------------

 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Spectrum Fund's distributor, on behalf of the Income, Growth, and International Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of Spectrum Fund's shares is continuous.

   Investment Services is located at the same address as the Spectrum Fund and
   T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Spectrum Fund, on behalf of the Income, Growth, and International Funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Spectrum Fund, on behalf of the Income, Growth, and International Funds, in connection with the sale of the shares for each fund in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for each fund's shares at net asset value. No sales charges are paid by investors or the fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   The Underlying Funds of the Spectrum International Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   State Street Bank and Trust Company, under an agreement with Spectrum Fund, on behalf of the Income, Growth, and International Funds, is the custodian for the fund's U.S. securities and cash, but it does not participate in the funds' investment decisions. The Bank maintains shares of the Spectrum Funds in the book entry system of such funds' transfer agent, T. Rowe Price Services. The domestic underlying funds' portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation.



 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------

   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.

Blue Chip Growth Fund             $  597,491.11
Dividend Growth Fund                  17,614.87
Equity Income Fund                 1,354,078.59
Emerging Markets Bond                         -
Emerging Markets Stock                        -
European Stock Fund                    5,698.23
GNMA                                          -
Growth & Income Fund                 605,404.26
Growth Stock Fund                    139,865.43
High Yield                             31006.75
International Bond                       266.12
International Discovery Fund          23,430.79
International Stock Fund           1,563,631.05
Japan                                         -
Latin America Fund                    25,952.64
New Asia Fund                         36,371.44
New Era Fund                          22,333.50
New Income                                    -
New Horizons Fund                    645,172.38
Short-Term Bond                               -
Summit Cash Reserves                          -
U.S. Treasury Long-Term                       -
----------------------------------------------------






 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   The securities of the underlying Price funds held by each fund are valued at the closing net asset value per share of each underlying Price fund on the day of valuation. Assets for which the valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors. For the Growth Fund, short-term money market investments are valued at amortized cost in local currency which, when combined with accrued interest, approximates market value. For the International Fund, short-term debt securities are valued at amortized cost, which approximates fair market value. For the Income Fund, securities with less than one year to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields. Also, for the International Fund, portfolio securities of the underlying funds may be listed on foreign exchanges that can open on days when the underlying funds do not compute their prices. As a result, the underlying funds', and consequently the Spectrum International Fund's, net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

   The Japan Fund, one of the underlying Price funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, securities of the Japan Fund held by Spectrum International are valued in accordance with procedures adopted by the Board of Directors. These procedures call for Spectrum International to direct that the NAV for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund's NAV except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation date of Spectrum International).



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.


   A portion of the dividends paid by certain the Growth and Income Funds may be eligible for the dividends-received deduction applicable to corporate shareholders. The dividends of the Spectrum International Fund will not be eligible for this deduction, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. Long-term capital gain distributions paid from these funds are never eligible for the dividends-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income (Growth and International Funds), capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and, for Spectrum Income and Spectrum Growth Funds, would qualify for the 70% deduction for dividends received by corporations. However, for Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.



 YIELD INFORMATION
 -------------------------------------------------------------------------------

                              Spectrum Income Fund

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.


   The yield of the fund calculated under the above-described method for the month ended December 31, 1999, was 6.69%.

 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.


                  Cumulative Performance Percentage Change
                           1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                           -----     ------   -------    -------    ---------
                           Ended     Ended     Ended    Inception      Date
-------------------------- -----     -----     -----    ---------      ----
                          12/31/99  12/31/99  12/31/99  12/31/99
                          --------  --------  --------  --------
                          -----------------------------------------------------
Spectrum Growth Fund       21.20%   153.24%       -      289.01%     06/29/90
Spectrum Income Fund        0.26     54.08        -      124.85      06/29/90
Spectrum International     39.49         -        -       60.41      12/31/96
Fund
-------------------------------------------------------------------------------





                   Average Annual Compound Rates of Return
                           1 Yr.     5 Yrs.   10 Yrs.    % Since    Inception
                           -----     ------   -------    -------    ---------
                           Ended     Ended     Ended    Inception      Date
-------------------------- -----     -----     -----    ---------      ----
                          12/31/99  12/31/99  12/31/98  12/31/99
                          --------  --------  --------  --------
                          -----------------------------------------------------
Spectrum Growth Fund       21.20%    20.42%       -      15.36%      06/29/90
Spectrum Income Fund        0.26      9.03        -       8.90       06/29/90
Spectrum International     39.49         -        -      17.06       12/31/96
Fund
-------------------------------------------------------------------------------





                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.


   The T. Rowe Price funds, including the Advisor Class, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Class does charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind


   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Articles of Incorporation of Spectrum Fund currently establish three series (i.e., the Income Fund, the Growth Fund, and the International Fund), each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Board of Directors may issue additional series of shares. Each share of each Fund represents an equal proportionate share in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Directors. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
   Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.

 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended December 31, 1999, and the report of independent accountants are included in each fund's Annual Report for the year ended December 31, 1999. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended December 31, 1999, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                                       SPECTRUM    SPECTRUM
                                                       GROWTH      INCOME
                                                       ------      ------
Report of Independent Accountants                          29          29
Statement of Net Assets, December 31, 1999                 19          20
Statement of Operations, year ended December 31, 1999      22          22
Statement of Changes in Net Assets, years ended
December 31, 1999 and December 31, 1998                    23          24
Notes to Financial Statements, December 31, 1999         26-28       26-28
Financial Highlights                                       16          17



                                                           SPECTRUM
                                                           INTERNATIONAL
                                                           -------------
Report of Independent Accountants                                29
Statement of Net Assets, December 31, 1999                       21
Statement of Operations, year ended December 31, 1999            22
Statement of Changes in Net Assets, years ended December
31, 1999 and December 31, 1996 (commencement of
operations) through December 31, 1998                            25
Notes to Financial Statements, December 31, 1999                26-28
Financial Highlights                                             18





----

PAGE 3
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(1)(a) Amended Articles of Incorporation of Registrant, dated July 24, 1987, as amended October 16, 1987 (electronically filed with Amendment No. 11 dated April 14, 1994)

(1)(b) Articles of Amendment of Registrant, dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

(1)(c)   Articles Supplementary of Registrant, dated July 7, 1993
         (electronically filed with Amendment No. 11 dated April 14, 1994)

(1)(d) Articles Supplementary of Registrant, dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15, 1996)

(2)      By-Laws of Registrant, as amended July 21, 1999

(3)      Specimen Stock Certificate (filed with Amendment No. 5)

(4)(a) Investment Management Agreement between the Registrant on behalf of the Spectrum Income Fund and T. Rowe Price Associates, Inc., dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

(4)(b) Investment Management Agreement between the Registrant on behalf of the Spectrum Growth Fund and T. Rowe Price Associates, Inc., dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

(4)(c) Investment Management Agreement between the Registrant on behalf of the Spectrum International Fund and Rowe Price-Fleming International, Inc., dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15, 1996)

(5) Underwriting Agreement between the Registrant and T. Rowe Price Investment Services, Inc., dated June 12, 1990 (electronically filed with Amendment No. 11 dated April 14, 1994)

(6)      Inapplicable

(7)      Custody Agreements

PAGE 4
(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000

(8)      Other Agreements

(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2000, as amended February 9, 2000, and April 19, 2000

(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2000, as amended February 9, 2000, and April 19, 2000

(8)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 2000, as amended February 9, 2000, and April 19, 2000

(8)(d) Special Servicing Agreement between T. Rowe Price Funds, T. Rowe Price Services, Inc. and Registrant, dated June 12, 1990 (filed with Amendment No. 11), as amended August 18, 1997

(8)(e) Special Servicing Agreement between T. Rowe Price Funds, Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc. and Registrant, dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15, 1996), as amended August 18, 1997

(8)(f) Special Servicing Agreement between T. Rowe Price Funds, T. Rowe Price Services, Inc., and Registrant, dated January 1, 1998 (electronically filed with Amendment No. 17, dated April 30, 1998)

(8)(g) Special Servicing Agreement between T. Rowe Price Funds, Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., and Registrant, dated January 1, 1998 (electronically filed with Amendment No. 17, dated April 30, 1998)


(9)      Opinion of Counsel

(10)     Consent of Independent Accountants

(11)     Inapplicable

(12)     Inapplicable

(13)     Inapplicable

(14)     Inapplicable

(15)(a)  Code of Ethics, March 1, 2000 - T. Rowe Price Associates, Inc.
(15)(b)  Code of Ethics, dated March 1, 2000 - RPFI

(16)     Inapplicable

(17)     Financial Data Schedules

(18)     Other Exhibits

         (a) Power of Attorney

         (b)Certificate of Vice President pursuant to Rule 306 of Regulation
         S-T.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful

PAGE 6
misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the

PAGE 7
         Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

PAGE 8
         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         Rowe Price-Fleming International, Inc. ("PRICE-FLEMING"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

PAGE 9
         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

PAGE 10
         RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe

PAGE 11
Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

         T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUNDS") is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

         T. Rowe Fleming Asset Management Limited ("T. ROWE FLEMING"), an English corporation, is an investment adviser under the Investment Advisers Act of 1940. T. Rowe Fleming will provide investment management services to Japanese investment trusts and other institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and
T. Rowe Fleming. T. Rowe Fleming is a corporate joint venture owned 50% by T. Rowe Price and 50% by Robert Fleming Asset Management Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited. Formerly known as Fleming International Asset Management Limited ("FIAM"), the company changed its name to
T. Rowe Fleming Asset Management Limited on June 8, 1999, following the formation of the joint venture.

         Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

                                   DIRECTORS

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

DONALD B. HEBB, JR., Director of the Manager. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's

PAGE 12
address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

EDWARD C. BERNARD, Director and Managing Director of the Manager; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.

HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

JAMES A.C. KENNEDY, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

PAGE 13
JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.

WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.

BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.

MARTIN G. WADE, Director of the Manager; Director, Chief Executive Officer, and Vice Chairman of the Board of Price-Fleming; Director of Fleming Holdings Limited and Robert Fleming Asset Management.

                         ADDITIONAL EXECUTIVE OFFICERS

MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of
T. Rowe Price Investment Technologies, Inc.

CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

PAGE 14
                         ADDITIONAL MANAGING DIRECTORS

PRESTON G. ATHEY, Managing Director of the Manager.

BRIAN W.H. BERGHUIS, Managing Director of the Manager.

STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

JOHN H. CAMMACK, Managing Director of the Manager; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

MARY J. MILLER, Managing Director of the Manager.

CHARLES A. MORRIS, Managing Director of the Manager.

NANCY M. MORRIS, Managing Director of the Manager; Vice President of Price-Fleming, T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Savings Bank and T. Rowe Price Trust Company.

GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company.

MARIA NALYWAYKO, Managing Director of the Manager.

EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.

JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.

R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

ROBERT W. SMITH, Managing Director of the Manager; Vice President of Price-Fleming.

WILLIAM J. STROMBERG, Managing Director of the Manager.

MARK J. VASELKIV, Managing Director of the Manager; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.

RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

         Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-eight mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
         T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc.,
         T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds,

PAGE 16
         Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Chairman of the
                                                                   and Director                    Board
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joanne M. Healey                                                   Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King                                                       Vice President                  None
-Calloway
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Steven A. Larson                                                   Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
Wayne D. O'Melia                                                   Vice President                  None
David Oestr                                                        Vice President                  None
e
icher
Robert Petrow                                                      Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Bruce D. Stewart                                                   Vice President                  None
William W. Strickland, Jr.                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Barbara A. O'Connor                                                Controller                      None
Theodore J. Zamerski III                                           Assistant Vice President and    None
                                                                   Assistant Controller
Matthew B. Alsted                                                  Assistant Vice President        None
Kimberly B. Andersen                                               Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Edwin J. Brooks                                                    Assistant Vice President        None
III
Carl A. Cox                                                        Assistant Vice President        None
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Suzanne M. Knoll                                                   Assistant Vice President        None
Patricia                                                           Assistant Vice President        Secretary
B
 .
Lippert
Teresa M. Loeffert                                                 Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Kylelane Purcell                                                   Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Matthew A. Scher                                                   Assistant Vice President        None
Carole H. Smith                                                    Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Secretary                       None

PAGE 18
(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)     Not applicable

PAGE 19
         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this April 28, 2000.


         T. Rowe Price Spectrum Fund, Inc.

       /s/James S. Riepe
By:    James S. Riepe
       Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                 Title                 Date
---------                 -----                 ----

/s/James S. Riepe         Chairman of the Board April 28, 2000
James S. Riepe            (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       April 28, 2000
Joseph A. Carrier        Financial Officer)

/s/Donald W. Dick, Jr.
Donald W. Dick, Jr.      Director               April 28, 2000

*                        Director               April 28, 2000
David K. Fagin

*                        Director               April 28, 2000
Hanne M. Merriman

/s/James S. Riepe        Director               April 28, 2000
James S. Riepe

/s/M. David Testa        Director and           April 28, 2000
M. David Testa           Vice President

*                        Director               April 28, 2000
Hubert D. Vos

*                        Director               April 28, 2000
Paul M. Wythes

PAGE 20
*Henry H. Hopkins        Attorney-In-Fact       April 28, 2000